UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934


    Date of report (Date of earliest event reported):  October 13, 2004


                      ------------------------------


                         LASALLE HOTEL PROPERTIES
          (Exact name of registrant as specified in its charter)


                      ------------------------------


        Maryland                  1-14045             36-4219376
     ----------------        -----------------     ------------------
     (State or other         (Commission File      (IRS Employer
     jurisdiction of              Number)          Identification No.)
     incorporation or
     organization)


                           4800 Montgomery Lane
                                 Suite M25
                         Bethesda, Maryland 20814
                 ----------------------------------------
                 (Address of principal executive offices)


    Registrant's telephone number, including area code:  (301) 941-1500


                              Not Applicable
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 7.01.  REGULATION FD DISCLOSURE

      LaSalle Hotel Properties (NYSE: LHO) will report financial results for the third quarter 2004 and its outlook for the remainder of 2004 on Wednesday, October 20, 2004 after the market closes. The Company will conduct its quarterly conference call on Thursday, October 21, 2004, at 9:30 AM ET.

      To participate in the conference call, please follow the steps listed below:

      1. Reserve a line for the conference call with Susan Wojciechowski by Wednesday, October 20 at 301-941-1504;

      2. On Thursday, October 21 dial 800-334-0872 approximately ten minutes before the call begins (9:20 AM ET);

      3. Tell the operator that you are calling for LaSalle Hotel Properties' Third Quarter 2004 Earnings Conference Call;

      4. State your full name and company affiliation and you will be connected to the call.

      A live webcast of the Earnings Call will also be available through the Company's website. To access, log on to www.lasallehotels.com at least
15 minutes prior to the call.   A replay of the webcast will be archived
and available online through the Investor Relations section of www.lasallehotels.com.

      LaSalle Hotel Properties is a leading multi-tenant, multi-operator real estate investment trust, which owns interests in 18 upscale and luxury full-service hotels, totaling approximately 6,100 guest rooms in 13 markets in 10 states and the District of Columbia. LaSalle Hotel Properties focuses on investing in upscale and luxury full-service hotels located in urban, resort and convention markets. The Company seeks to grow through strategic relationships with premier internationally recognized hotel operating companies including Marriott International, Inc., Westin Hotels & Resorts, Sheraton Hotels & Resorts, Crestline Hotels and Resorts, Inc., Outrigger Lodging Services, Noble House Hotels & Resorts, Hyatt Hotels Corporation, Benchmark Hospitality, White Lodging Services Corporation, Sandcastle Resorts & Hotels, and the Kimpton Hotel & Restaurant Group, LLC.


        To receive press releases and other corporate notifications by e-mail, please visit the 'Investor Relations' section
                         at www.lasallehotels.com

                                   # # #

      NOTE:  The information in this report is furnished pursuant to
Item 7.01 and shall not be deemed to be "filed" for the purpose of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by regulation FD.















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


                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   LASALLE HOTEL PROPERTIES



Dated:  October 13, 2004           BY:   /s/ HANS S. WEGER
                                         --------------------------
                                         Hans S. Weger
                                         Executive Vice President,
                                         Treasurer and
                                         Chief Financial Officer



















































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